Divestment	12 Months Ended
Dec. 31, 2013
Equity Method Investments and Joint Ventures [Abstract]
Divestment
Divestment

On March 13, 2013, the Company announced that it divested a controlling stake in its subsidiary ASM Pacific Technology Ltd. ("ASMPT"). The sale of the shares officially closed on March 15, 2013. The Company sold 47,424,500 ordinary shares of ASMPT at a price of HK$90 per share to institutional or other professional investors through a partial secondary share placement, representing an 11.88% stake in ASMPT. The placement generated cash proceeds for the Company of HK$4,191,980 million (approximately €413 million).
The table below reconciles the cash proceeds from the divested stake in ASMPT:

Gross proceeds	420,409
Paid fees, stamp duty and other expenses	(7,213)
Net proceeds	413,196
Currency translation differences	1,232
Cash balance ASMPT upon sale	(116,174)
Net cash on disposal ASMPT	298,254

The sale of the 11.88% stake caused ASMI to cease control of ASMPT. According to US GAAP the accounting of this sale consists of two separate transactions:

•	A sale of a 51.96% subsidiary; and

•	A purchase of a 40.08% associate.

These transactions resulted in a substantial gain and the deconsolidation of ASMPT. This gain consisted of two elements, the realized gain on the sale of the 11.88% stake amounting to $243 million and an unrealized re-measurement gain on the remaining 40.08% of the retained interest in ASMPT approximating €1,156 million. The 'purchase' of the associate resulted in the recognition of the associate at fair value.

After the initial accounting of the sale transaction and related gains, subsequent accounting under ASC 323, “Investments ”, requires that future income from ASMPT will need to be adjusted for the fair value adjustments arising the 'basis differences' as if a business combination had occurred under ASC 805, "Business Combinations", i.e. a purchase price allocation (“PPA”).

The purchase of the associate has been recognized at fair value, being the value of the ASMPT shares on the day of closing of the purchase transaction. US GAAP requires that the composition of such a fair value needs to be determined through a PPA. This process took place in the remaining period of 2013. The PPA resulted in the recognition of intangible assets for customer relationship, technology, trade name and product names. For inventories and property, plant & equipment a fair value adjustment was recognized.

In December 2013, 1,389,200 common shares of ASMPT were issued, for cash at par value of HK$0.10 per share, pursuant to the Employee Share Incentive Scheme of ASMPT. The shares issued under the plan in 2013 have diluted ASMI's ownership in ASMPT to 39.94% as of December 31, 2013.

At each balance sheet date, the Company reviews whether there is an indication that its investments associated companies are impaired. An indication for impairment of the investments and associated companies may include a severe and other than temporary decrease in the share price of ASMPT. During the period after March 15, 2013 the ASMPT share traded for a longer period below the price at the close of sale. Considering the extent to which in the last quarter of 2013 the market price of the ASM PT shares was below cost management did a further investigation to evaluate whether this results in an impairment other than temporary. In its assessment management evaluated other factors based on its knowledge of the business and of ASM PT specifically. Such factors include the development of ASMPT’s backlog, market share and developments of the different market shares ASMPT operates in. In addition the company evaluated the financial forecast for the year 2014 as reflected in the budget. Management did not identify persuasive factors that the diminution of the value would be other-than-temporary and accordingly recorded an impairment charge, in which the value was adjusted to the share price on December 31, 2013 of HK$64.90. The impairment charge amounts to €335 million.

At December 31, 2013, the book value of our equity method investment after the aforementioned impairment in ASMPT was €944 million. The historical cost basis of our 39.94% share of net assets on the books of ASMPT under US GAAP was €264 million as of December 31, 2013, resulting in a basis difference of €680 million. €162 million of this basis difference has been allocated property, plant and equipment and intangibles assets. The remaining amount was allocated to equity method goodwill. The basis difference attributed to inventory an related tax issues was recognized as expense during the year ending December 31, 2013, and totaled €40 million. Each individual, identifiable asset will periodically be reviewed for any indicators of potential impairment which, if required, would result in acceleration of basis difference amortization. We amortize the basis differences allocated to the assets on a straight-line basis, and include the impact within the results of our equity method investments. Amortization and depreciation are adjusted for related deferred tax impacts. Included in net income attributable to ASMI for 2013 was after-tax expense of €17 million, representing the depreciation and amortization of the basis differences. The market value of our 39.94% investment ASMPT at December 31, 2013 approximates €971 million.

Reporting of ASMI's share in associates in the consolidated balance sheet:

December 31, 2013
Associates:
ASMI share (39.94%) in equity value ASMPT	264,384
Recognized other intangible assets and fair value changes from PPA	188,985
Goodwill	517,761
Total value investment in ASMPT	971,130
Deferred value related to the use of the trade name "ASM"	(27,454)
Total value reported on line investments and associates	943,676

Under US GAAP, the 'disposal' of the ASMPT business does not classify as discontinued operations. Reporting ASMI share in net earnings of ASMPT in the consolidated statement of operations:

Year ended December 31, 2013
Result investments and associates:
ASMI share net earnings March 16 - December 31, 2013	23,727
Realized gain on sale 11.88% ASMPT shares	242,838
Unrealized remeasurement gain on retained 40.08% ASMPT shares	1,155,625
Impairment loss	(335,406)
Amortization other intangible assets and fair value changes from PPA	(56,652)
Reported on line result investments and associates	1,030,132

Summarized 100% earnings information for ASMPT equity method investment excluding basis adjustments:

Year ended December 31, 2013
Net sales	1,051,376
Income before income tax	65,269
Net earnings	53,244

Summarized 100% balance sheet information for ASMPT equity method investment excluding basis adjustments:

December 31, 2013
Current assets	749,924
Non-current assets	254,525
Current liabilities	308,922
Non-current liabilities	33,287
Equity	662,240

The ASMPT Board is responsible for ongoing monitoring of the performance of the Back-end activities. The actual results of the Back-end operating unit are discussed with the ASMPT Audit Committee, which includes the representative of ASMI. The ASMI representative reports to the ASMI Management Board and the Audit Committee of ASMI on a quarterly basis.

Our share of income taxes incurred directly by the equity companies is reported in result from investments and associates and as such is not included in income taxes in our consolidated financial statements.